Earnings Per Share (Tables)	9 Months Ended
Sep. 30, 2021
Earnings Per Share [Abstract]
Schedule of Basic and Diluted Loss Per Share
Basic and diluted earnings per share are determined using the following information:

	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020
Numerator:
Basic and diluted loss from continuing operations:
Net loss attributable to Venator Materials PLC ordinary shareholders	$(47)	$(42)	$(91)	$(54)
Denominator:
Weighted average shares outstanding	107.3	106.7	107.2	106.7
Potential dilutive impact of share-based awards(1)	0.2	—	0.3	—

(1) The potentially dilutive impact of share-based awards was excluded from the calculation of net loss per share for the three months and nine months ended September 30, 2021 and 2020 because there is an anti-dilutive effect as we are in net loss positions.